Annual Shareholders' Meeting

April 23, 2012

Forward-looking Statements

This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation and its subsidiaries ("Park" or the "Corporation"). This discussion should be read in conjunction with the consolidated financial statements and related notes and the five-year summary of selected financial data presented in Park's 2011 Annual Report. Management's discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; deterioration in the asset value of our loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at anticipated prices; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions may increase significantly, including product and pricing pressures and Park's ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the Securities and Exchange Commission (the "SEC"), the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to our industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

PARK NATIONAL CORPORATION

Net income by operating segment

(in thousands)	Q1 2012	2011	2010	2009
Park National Bank	$ 21,561	$ 106,851	$ 102,948	$ 101,458
Guardian Finance	806	2,721	2,006	1,752
PRK Parent Company	49	(1,595)	(1,439)	1,092
Sub total - ongoing operations	**22,416**	**107,977**	**103,515**	**104,302**
Vision Bank	-	(22,526)	(45,414)	(30,110)
SE Property Holdings	9,059	(3,311)	-	-
Total PRK	**$ 31,475**	**$ 82,140**	**$ 58,101**	**$ 74,192**

Source: Company Filings

Park National Corporation (PRK) – Income Statement

(in thousands)	Dec. 31, 2011	Dec. 31, 2010 (restated)	Dec. 31, 2009
Net interest income	$ 273,234	$ 274,044	$ 273,491
Provision for loan losses	63,272	87,080	68,821
Net interest income after provision	209,962	186,964	204,670
Non interest income	66,081	63,016	73,850
Gain on sale of securities	28,829	11,864	7,340
Non interest expense	188,317	187,107	188,725
Income before income taxes	116,555	74,737	97,135
Income taxes	34,415	16,636	22,943
Net income	$ 82,140	$ 58,101	$ 74,192

Source: Company Filings

Restatement – December 31, 2010

	Dec. 31 2010 (restated)	Dec. 31 2010 (as originally reported)	Change
Net interest income	$ 274,044	$ 274,044	$ -
Provision for loan losses	87,080	64,902	22,178
Net interest income after provision	186,964	209,142	(22,178)
Non interest income	63,016	65,632	(2,616)
Gain on sale of securities	11,864	11,864	-
Non interest expense	187,107	187,107	-
Income before income taxes	$ 74,737	$ 99,531	$ (24,794)
Income taxes	16,636	25,314	(8,678)
Net income	$ 58,101	$ 74,217	$ (16,116)

Note: 2010 financial information presented throughout the remainder of this presentation is presented post-restatement, where appropriate.

Source: Company Filings

PARK NATIONAL CORPORATION

Sale of Vision Bank

- November 16, 2011 – Park entered into a Purchase and Assumption Agreement with Home BancShares and its wholly-owned subsidiary Centennial Bank to sell substantially all of the performing loans, operating assets and liabilities associated with Vision Bank for a purchase price of $27.9 million.
- February 16, 2012 – Closed the transaction as contemplated in the Purchase and Assumption Agreement.
- March 16, 2012 – Completed system conversion, moving the retained Vision Bank assets and liabilities onto the Park National Bank operating system.
- April 13, 2012 – Centennial completed system conversion procedures of Vision Bank assets and liabilities to the Centennial operating system.


PARK NATIONAL CORPORATION

PARK NATIONAL CORPORATION
Statement of Condition

(in millions)	March 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investment securities	$ 1,857	$ 1,708	$ 2,040
Loans	4,324	4,317	4,733
Allowance for loan losses	(60)	(68)	(144)
Assets held for sale	-	382	-
Other assets	656	633	653
Total assets	$ 6,777	$ 6,972	$ 7,282
Non-interest bearing deposits	$ 1,056	$ 996	$ 938
Interest bearing deposits	3,762	3,469	4,157
Total deposits	4,818	4,465	5,095
Total borrowings	1,134	1,162	1,376
Liabilities held for sale	-	536	-
Other liabilities	69	67	81
Stockholders' equity	756	742	730
Total liabilities & stockholders' equity	$ 6,777	$ 6,972	$ 7,282

Source: Company Filings

SE Property Holdings, LLC – Retained Vision Bank balance sheet

(in thousands)	March 31, 2012		February 16, 2012	
Assets				
Cash	$	16,049	$	10,366
Loans		98,449		110,162
OREO		28,578		29,450
Other assets		18,417		18,334
Total Assets	**$**	**161,493**	**$**	**168,312**
Liabilities & equity				
Borrowings	$	140,000	$	30,000
Other liabilities		4,623		7,436
Equity		16,870		130,876
Total liabilities & equity	**$**	**161,493**	**$**	**168,132**

Source: Company Filings

PARK NATIONAL CORPORATION

Park National Corporation
Non-performing assets

(in thousands)	March 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	183,227	$195,106	$289,268	$233,544
Renegotiated loans	34,436	28,607	-	142
Loans past due 90 days or more (still accruing)	2,281	3,489	3,590	14,773
Total nonperforming loans	219,944	$227,202	$292,858	$248,459
Other real estate owned (OREO)	41,965	42,272	41,709	41,240
Total nonperforming assets	261,909	$269,474	$334,567	$289,699
Percentage of nonperforming loans to loans (PRK)	5.09%	5.26%	6.19%	5.35%
Percentage of nonperforming assets to loans + OREO (PRK)	6.00%	6.18%	7.01%	6.19%
Texas Ratio (PRK)	40.62%	42.25%	47.96%	44.18%
Peer Group Information				
Percentage of nonperforming loans to loans (Peer Group)	-	3.37%	4.01%	4.22%
Percentage of nonperforming assets to loans + OREO (Peer Group)	-	4.66%	5.37%	5.41%

Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

Source: BHC Performance Report and Company Filings

Vision Bank/SE Properties Holdings
Non-performing assets

(in thousands)	March 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	80,341	$98,993	$171,453	$148,347
Renegotiated loans	1,985	2,265	-	-
Loans past due 90 days or more (still accruing)	-	122	364	11,277
Total nonperforming loans	82,326	$101,380	$171,817	$159,624
Other real estate owned (OREO)	28,578	29,032	33,324	35,203
Total nonperforming assets	110,904	$130,412	$205,141	$194,827
Percentage of nonperforming loans to loans	N.M.	N.M.	26.82%	23.58%
Percentage of nonperforming assets to loans + OREO	N.M.	N.M.	30.44%	27.35%

Note: The percentages above are deemed not meaningful (N.M.), as the total loans on the balance sheet at March 31, 2012 and December 31, 2011 include only the nonperforming loans and those performing loans retained from the Vision Bank sale.

Peer Group Information				
Percentage of nonperforming loans to loans (PRK's Peer Group)	-	3.37%	4.01%	4.22%
Percentage of nonperforming assets to loans + OREO (PRK's Peer Group)	-	4.46%	5.37%	5.41%

Source: BHC Performance Report and Company Filings

PARK NATIONAL CORPORATION

Park National Corporation less Vision Bank/SE Properties Holdings - Non-performing assets

(in thousands)	March 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non-accrual loans	102,886	$96,113	$117,815	$85,197
Renegotiated loans	32,451	26,342	-	142
Loans past due 90 days or more (still accruing)	2,281	3,367	3,226	3,496
Total nonperforming loans	137,618	$125,822	$121,041	$88,835
Other real estate owned (OREO)	13,387	13,240	8,385	6,037
Total nonperforming assets	151,005	$139,062	$129,426	$94,872
Percentage of nonperforming loans to loans	3.26%	3.00%	2.96%	2.24%
Percentage of nonperforming assets to loans + OREO	3.56%	3.31%	3.16%	2.39%
Texas Ratio	24.05%	22.77%	24.73%	18.45%
Peer Group Information				
Percentage of nonperforming loans to loans (PRK's Peer Group)	-	3.37%	4.01%	4.22%
Percentage of nonperforming assets to loans + OREO (PRK's Peer Group)	-	4.46%	5.37%	5.41%

Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

Source: BHC Performance Report and Company Filings

Lessons Learned from Vision Bank

1. Bank Concentration Risks
2. Market Concentration Risks
3. Unequivocal Agreement
4. Understand Market Culture
5. Worst Case X Multiple
6. Physical Inspection of Collateral
7. Adopt PRK Underwriting
8. Seller's Business Model
9. Attributes of Seller
10. Scrutinize Seller Leadership
11. Seller Size/PRK Leader
12. PRK CEO Engagement Level
13. Reaction to Adversity
14. Mobilize Timely Resources
15. Heed External Forecasts
16. De novo Danger

PARK NATIONAL CORPORATION

Results Count

ROA and ROE History – PRK and PRK, excluding Vision

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE*	Park ROAE, excluding VB & SEPH **	Peer median ROAE
2011	1.06%	1.53%	0.80%	11.81%	18.59%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	-0.16%	11.81%	20.80%	-2.22%
2008	1.02% ***	1.63%	-0.04%	12.12% ***	21.57%	-1.80%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
Average 2002 - 2011	1.40%	1.69%	0.75%	14.17%	18.27%	8.06%

* Calculated using average common equity for Park National Corporation.

** Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.

*** Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

Source: BHC Performance Report and Company Filings (BHCPR information for 2011)

Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

PRK Earnings History

	Diluted EPS		Dividends Per Share	Period End Stock Price	Common Book Value Per Share	Tangible Common Book Value Per Share
1Q 2012	$ 1.95		$0.94	$69.17	$42.71	$37.97
2011	4.95		3.76	65.06	41.82	36.96
2010	3.45		3.76	72.67	41.07	35.98
2009	4.82		3.76	58.88	41.71	36.22
2008	4.91	*	3.77	71.75	39.15	33.02
2007	5.40	*	3.73	64.50	41.54	31.18
2006	6.74		3.69	99.00	40.98	35.37
2005	6.64		3.62	102.64	39.63	34.72
2004	6.32		3.41	135.50	39.28	36.43
2003	5.97		3.21	113.15	37.57	36.67
2002	5.86		2.96	98.80	35.17	34.06

* Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.

Source: Company Filings

PARK NATIONAL CORPORATION

PRK comparison to Midwest peers – Dividend history



% Change in Dividends Per Share
(2006-2011)
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
1.90%
PRK
Avg
-44.18%
% Change

Bank	% Change (2006-2011)
Park National Corporation	**1.90%**
Midwest Peer Average	**-44.18%**
UMB Financial Corporation	53.40%
1st Source Corporation	22.65%
First Financial Bancorp	21.88%
Independent Bank Corp.	18.75%
Chemical Financial Corporation	-27.93%
Wintrust Financial Corporation	-35.71%
WesBanco, Inc.	-41.51%
FirstMerit Corporation	-43.04%
S&T Banccorp, Inc.	-48.72%
F.N.B. Corporation	-48.94%
Old National Bancorp	-55.56%
Fulton Financial Corporation	-65.55%
First Commonwealth Financial Corporation	-82.35%
PrivateBancorp, Inc.	-83.33%
National Penn Bancshares, Inc.	-85.70%
Susquehanna Bancshares, Inc	-91.75%
First Merchants Corporation	-95.65%
First Midwest Bankcorp, Inc	-96.43%
Taylor Capital Group, Inc.	-100.00%

Source: Company Filings and SNL Peer Data

PRK comparison to peers

	PRK Price to Book %	Peer Group Price to Book %	PRK Price to tangible book	Peer Group Price to Tangible Book %	PRK Price to Earnings	Peer Group Price to Earnings	PRK Dividend Yield	Peer Group Dividend Yield
1Q 2012	162%	N/A	182%	N/A	13.7 *	N/A	5.4 **	N/A
2011	156%	109%	176%	135%	13.1	14.7	5.8	2.4
2010	177%	127%	202%	155%	21.1	17.8	5.2	2.1
2009	141%	105%	163%	140%	12.2	16.9	6.4	2.5
2008	183%	135%	217%	211%	14.6	15.7	5.3	2.9
2007	155%	138%	207%	206%	11.9	13.2	5.8	3.3
2006	242%	206%	280%	291%	14.7	17.1	3.8	2.3
2005	259%	204%	296%	268%	15.5	15.5	3.6	2.3
2004	345%	238%	372%	307%	21.4	18.1	2.7	2.1
2003	301%	219%	309%	283%	18.9	16.9	3.1	2.1
2002	281%	194%	290%	229%	16.9	13.9	3.4	2.4

* Annualized earnings through March 31, 2012 have been utilized in this calculation. This calculation assumes the only non-core income from 2012 is the gain on the sale of Vision Bank, which was not annualized.
** Annualized based on dividends and stock price through March 31, 2012.

Source: Company Filings and Sandler O'Neill, using SNL data of $3 to $10 billion bank holding companies

Total Return Performance

Park National Corporation



Total Return Performance
Index Value
160
140
120
100
80
60
40
20
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
Park National Corporation
NYSE Amex Composite
NASDAQ Bank
SNL Bank and Thrift Index

The total return stock performance graph depicts the yearly percentage change in Park's cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year's measurement point (closing price on last trading day before the beginning of the registrant's fifth preceding fiscal year).

Source: SNL

Analysis of Total Return

PRK, various indices and other Ohio bank holding companies



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
3 Year
10 Year
20 Year
N/A
N/A
PRK
Dow Jones
S&P 500
Nasdaq Bank
Russell 2000
Huntington
Fifth Third
KeyCorp

Source: Bloomberg, for the period ended March 31, 2012

PARK NATIONAL CORPORATION

PRK short interest position

Date	Short Interest Position	PRK Closing Price	Average Annual Daily Volume	Days to Cover Short Position
03/30/2012	1,405,458	$ 69.17	35,126 *	40.0
12/30/2011	1,654,098	$ 65.06	50,130	33.0
12/31/2010	922,074	$ 72.67	38,840	23.7
12/31/2009	1,127,086	$ 58.88	51,959	21.7
12/31/2008	1,052,361	$ 71.75	59,665	17.6
12/31/2007	1,275,369	$ 64.50	38,166	33.4
12/15/2006	554,641	$ 99.76	18,717	29.6
12/15/2005	437,661	$ 108.00	16,147	27.1
12/15/2004	237,656	$ 139.61	14,531	16.4
12/15/2003	62,334	$ 106.95	7,691	8.1
12/13/2002	100,099	$ 93.57	10,782	9.3

* Average daily volume is for the three months ended March 31, 2012.

Source: Bloomberg

PRK short interest comparison to peers

Entity	Shares Outstanding	Short Interest Position	Average Daily Volume in 2012	Days to Cover	Short Interest as a % of Total Shares Outstanding
PRK	15,405,905	1,405,458	35,126	40.0	9.12%
Midwest Peer Median	58,300,000	2,652,880	270,687	9.8	4.55%
Midwest Peer Average	76,447,368	3,354,824	465,318	7.2	4.39%

Note: Midwest peers are consistent with the peer group listed on slide 15.

Source: Bloomberg

PARK NATIONAL CORPORATION


Williams
Fulton
Lucas
Ottawa
Defiance
Henry
Wood
Sandusky
Erie
Lorain
Cuyahoga
Lake
Ashtabula
Geauga
Trumbull
Paulding
Putnam
Hancock
Seneca
Huron
Medina
Summit
Portage
Mahoning
Van Wert
Allen
Wyandot
Richland
Ashland
Wayne
Stark
Columbiana
Mercer
Auglaize
Hardin
Marion
Morrow
Holmes
Carroll
Shelby
Logan
Knox
Coshocton
Tuscarawas
Harrison
Jefferson
Darke
Miami
Champaign
Union
Delaware
Franklin
Licking
Muskingum
Guernsey
Belmont
Clark
Madison
Fairfield
Noble
Monroe
Preble
Greene
Fayette
Pickaway
Perry
Morgan
Washington
Hocking
Butler
Warren
Clinton
Ross
Vinton
Athens
Hamilton
Clermont
Highland
Pike
Jackson
Meigs
Brown
Adams
Scioto
Gallia
Lawrence
Boone
Kenton
Campbell
Kentucky
Century National Bank
Fairfield National Bank
Farmers Bank
First-Knox National Bank
Park National Bank
Park National Bank
Southwest Ohio & Northern Kentucky
Richland Bank
Second National Bank
Security National Bank
United Bank
Unity National Bank
Scope Aircraft Finance
Guardian Finance Company

Park National Corporation Profile
(as of March 31, 2012)

- **11 Community Banks**
- **2 Specialty Finance Companies**
- **One non-bank workout subsidiary**
- **29 Ohio & 1 Kentucky counties**
- **124 bank branches**
- **7 specialty finance offices**
- **1,784 FTEs**

The Park National Bank – The bank of choice

Headquarter Counties – Deposits (in thousands)

Bank Division	Year joined Park	Hdqtr. Co. deposits	Total county Deposits	Park % of market share	Rank in market
Park National	1908	$ 1,300,371	$ 2,169,768	59.9%	1
Fairfield National	1985	364,719	1,714,925	21.3%	1
Richland Bank	1987	449,246	1,695,857	26.5%	1
Century National	1990	342,490	1,159,446	29.5%	1
First-Knox National	1997	373,162	698,825	53.4%	1
Second National	2000	230,402	979,311	23.5%	2
Security National	2001	422,926	1,474,225	28.7%	1
Seven largest OH divisions		$ 3,483,316	$ 9,892,357	35.2%	
Other OH divisions – headquarter counties		503,245	4,344,777	11.6%	
Total OH divisions – headquarter counties		$ 3,986,561	$ 14,237,134	28.0%	
Remaining Ohio bank deposits		$ 684,415			
Total Ohio bank deposits		$ 4,670,976			

Source: FDIC, June 30, 2011

Loans by Type

- Commercial lending focus on small, closely-held businesses within our markets
- Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades
- Steady growth across all loan categories
  - No unfavorable mix or shift



CRE non-owner occupied
12.2%
Residential RE - ARM's
31.8%
CRE owner occupied
14.1%
Commercial & Industrial
13.1%
Residential RE
15-yr fixed 7.3%
RE construction
5.0%
Farmland
2.2%
Consumer
14.3%

Total loan portfolio ($M): $4,317

Source: Company Filings as of December 31, 2011

The Park National Bank
Income Statement

(in thousands)	March 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net interest income	$ 55,846	$ 236,282	$ 237,281
Provision for loan losses	4,672	30,220	23,474
Net interest income after provision	51,174	206,062	213,807
Non interest income	16,661	67,348	68,648
Gain on sale of securities	-	23,634	11,864
Non interest expense	38,056	146,235	144,051
Income before income taxes	29,779	150,809	150,268
Income taxes	8,128	43,958	47,320
Net income	21,561	106,851	102,948
Net income excluding securities gains	21,561	91,489	95,236

Source: Company Filings

2011 PRK Agenda

A. Maintain dividend at current level

Yes

B. Increase net income

Yes / No

C. Improve loan quality; reduce troubled assets

Yes

D. Complete implementation of "Service Excellence" initiative

Yes

E. Continue process and technology improvement initiatives

Yes

F. Capital funding alternatives (TARP/CPP)

No

G. M & A analysis; branch office review

Yes

PARK NATIONAL CORPORATION

2012 PRK Agenda

A. Maintain dividend at current level

B. Increase net income

C. Improve loan quality; reduce troubled assets

D. Continued customer focus through ongoing Service Excellence initiative

E. Continue process and technology improvement initiatives

F. Repay TARP

G. Complete Vision Bank sale (completed February 16, 2012)

H. M & A analysis; branch office review

TARP Repayment Plans

- As disclosed in a current report on Form 8-K issued on April 20, 2012, Park received approval from the United States Department of Treasury ("UST") to redeem the $100 million in cumulative perpetual preferred shares ("the preferred shares"), which were issued by Park to the UST on December 23, 2008 as part of the Capital Purchase Program ("CPP").

- Park will enter into a Repurchase Letter Agreement with the UST and pay off the $100 million (and unpaid accrued dividends) of preferred shares on Wednesday April 25, 2012, which is the earliest possible date available for the redemption.

- As part of the redemption, Park completed a $30 million Subordinated Note offering on Friday, April 20, 2012. The Subordinated Note offering qualifies as Tier II capital and pays interest at a fixed rate of 7 percent per annum for up to 10 years and is callable on April 20, 2017.

- Net income available to common shareholders will increase by $5.9 million annually (including the accretion of the discount) as a result of the redemption of the preferred shares. This is offset by $1.365 million, the annual after-tax expense related to the issuance of the Subordinated Notes. The net impact for shareholders is an annual gain of $4.535 million.

PARK NATIONAL CORPORATION

Capital Ratios

($ in thousands)	Capital Ratios @ December 31, 2011 Leverage Ratio	Tier I Risk-Based Capital	Risk-Based Capital
Park National Corporation	9.81%	14.15%	16.65%
Park National Bank	6.58%	9.52%	11.46%
Vision Bank	15.89%	23.42%	24.72%
Regulatory minimum capital ratio	4.00%	4.00%	8.00%
Regulatory well capitalized ratio	5.00%	6.00%	10.00%
PRK exceeds the well capitalized ratio by	$ 338,537	$ 397,717	$ 324,449
TARP capital	$ 100,000	$ 100,000	$ 100,000
PRK capital ratios, excluding TARP capital	8.30%	11.97%	14.47%
PRK capital ratios at March 31, 2012	10.35%	15.35%	17.92%
PRK capital ratios, excluding TARP capital at March 31, 2012	8.79%	13.04%	15.60%

Definitions
Leverage ratio = Tier 1 capital / Average total consolidated assets
Tier I risk-based capital ratio = Tier 1 capital / Risk-adjusted assets
Risk-based capital ratio = Total capital (Tier 1 and Tier 2) / Risk-adjusted assets

Source: Company Filings

PRK Strategic Plan

Mission Statement:

"…to maximize long-term return to our shareholders…"

First Declaration:

To act at all times with integrity and with concern for the well-being of our customers, our community, and all of us who work here.

PARK NATIONAL CORPORATION

Why invest in Park National Corporation?

- Unique, localized business model makes us the bank of choice for customers.
- History of dividend payments to shareholders and a strong dividend yield.
- Favorably positioned to take advantage of growth opportunities in our markets, largely caused by industry dislocation, increased regulations and fatigue.
- Park's short interest position is high compared to both historic levels and peer group. As short interest position returns to historic levels, our stock price should react favorably.
- Experienced leadership team with proven knowledge of local markets.
- Park's average P/E ratio over the past 10 years was 17.4. Management expects the Ohio franchise will earn $90 - $93 million in 2012.

Annual Shareholders' Meeting

April 23, 2012